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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

                                  NUMEREX CORP.

We consent to the incorporation by reference in Registration Statement No. 333-51780 of Numerex Corp. on Form S-8 of our report dated February 9, 2001 appearing in and incorporated by reference in this Annual Report on Form 10-K of Numerex Corp. for the year ended December 31, 2000 and the two-month period ending December 31, 1999.


/S/ GRANT THORNTON LLP
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    Grant Thornton LLP

Atlanta, Georgia
March 26, 2001

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